MainStay Short Term Bond Fund - Summary Prospectus	February 26, 2010
TICKER SYMBOLS
Class A: MSTAX	Investor Class: MYTBX
Class I: MSTIX
MSSB01-02/10 20

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by clicking the links above, by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 94 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets) [1]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.77%	0.31%	0.31%
Total Annual Fund Operating Expenses[2]	1.62%	1.16%	0.91%
Fee Recoupments / Waivers / Reimbursements[2]	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements[2]	1.39%	0.93%	0.68%
1	The management fee is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million.
2

Effective August 1, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary so that the total ordinary operating expenses for the Fund's Class A shares do not exceed 0.93% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Prior to August 1, 2009, the Fund had a different expense limitation arrangement in place.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor Class	Class A	Class I
1 year	$437	$392	$69
3 years	$774	$635	$267
5 years	$1,134	$898	$481
10 years	$2,146	$1,647	$1,098

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. The Fund invests in securities rated Baa3 or better by Moody's Investor Service ("Moody's") or BBB- or better by Standard & Poor's ("S&P") at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated Prime -1 by Moody's or A-1 by S&P at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If S&P and Moody's assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

Investment Process: MacKay Shields LLC, the Fund's Subadvisor, conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios and in doing so utilizes fundamental economic cycle analysis and considers credit quality and interest rate trends.

The Fund's principal investments may have fixed, variable or floating interest rates and include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. corporate entities. The Fund also invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. If S&P and Moody's assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, the Fund's Subadvisor may use investment practices such as mortgage dollar rolls, and to-be-announced ("TBA") securities transactions.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, and industry conditions and outlooks.

The Fund's investments may include variable rate notes, floaters and mortgage-related and asset-backed securities. The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: The Fund may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Fund's NAV and may involve a small investment relative to the risk assumed.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Recent Market Events Risk: Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to two broad-based securities market indices. The Fund has selected the Barclays Capital U.S. 1-3 Year Government/Credit Index as its primary benchmark index in replacement of the Citigroup 1-3 Year U.S. Treasury Agency Index because it provides a comparative index more closely aligned to the major underlying asset classes and target allocations of the Fund. The Barclays Capital U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Fund has selected the Citigroup 1-3 Year U.S. Treasury Agency Index as its secondary benchmark index. The Citigroup 1-3 Year U.S. Treasury Agency Index is comprised of U.S. Treasury Notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer classes might have been lower. Performance for newer share classes is adjusted for differences in certain contractual expenses and fees. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2000-2009)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/04	-1.32%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
Return Before Taxes
Investor Class	-1.10%	3.16%	3.68%
Class A	-0.83%	3.23%	3.71%
Class I	2.52%	4.18%	4.34%
Return After Taxes on Distributions
Class I	1.65%	3.03%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	1.65%	2.89%	2.94%
Barclays Capital U.S. 1-3 Year Government/Credit Index
(reflects no deductions for fees, expenses, or taxes)	3.82%	4.32%	4.86%
Citigroup 1-3 Year U.S. Treasury Agency Index
(reflects no deductions for fees, expenses, or taxes)	1.16%	4.16%	4.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service date
MacKay Shields LLC	Claude Athaide, Director	Since 2000
	Gary Goodenough, Senior Managing Director	Since 2000
	James Ramsay, Senior Managing Director	Since 2008

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 101 of the Prospectus.